UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2015

Aceto Corporation
(Exact Name of Registrant as Specified in its Charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 Tri Harbor Court, Port Washington, NY 11050
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (516) 627-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Introduction

As previously disclosed and reported by Aceto Corporation (the “Company”) in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 12, 2015 (the “Prior 8-K”), the Company entered into a purchase agreement (the “Purchase Agreement”) with Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”) on November 10, 2015, to issue and sell $125 million aggregate principal amount of 2.00% Convertible Senior Notes due 2020 (the “Initial Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Purchase Agreement provided the Initial Purchasers the right to purchase, within a 13-day period beginning on, and including, the date of first issuance of the Initial Notes, up to an additional $18.75 million aggregate principal amount of the Notes (the “Additional Notes” and together with the Initial Notes, the “Notes”) on the same terms and conditions, solely to cover over-allotments. Pursuant to a notice of exercise submitted by the Initial Purchasers to the Company on November 18, 2015, the Initial Purchasers exercised this right in full.

On November 16, 2015, the Company consummated the sale to the Initial Purchasers of $125 million aggregate principal amount of the Initial Notes and on November 23, 2015, the Company consummated the sale to the Initial Purchasers of $18.75 million aggregate principal amount of the Additional Notes.

The Notes were issued to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. The Notes were issued pursuant to the Indenture, dated as of November 16, 2015, by and between the Company and Citibank, N.A., as trustee. The description of the Notes set forth in the Prior 8-K under “Item 1.01 Entry Into a Material Definitive Agreement — Indenture” is incorporated by reference herein.

Convertible Note Hedge Transactions

In connection with the issuance of the Additional Notes, on November 18, 2015, the Company entered into privately negotiated convertible note hedge transactions with respect to its common stock (the “Additional Convertible Note Hedge Transactions”) with each of Wells Fargo Bank, National Association and JPMorgan Chase Bank, National Association (collectively, the “Counterparties”), affiliates of certain of the Initial Purchasers. The Company paid an aggregate amount of approximately $3.5 million to the Counterparties for the Additional Convertible Note Hedge Transactions. The Additional Convertible Note Hedge Transactions cover, subject to anti-dilution adjustments substantially similar to those in the Additional Notes, 564,504 shares of the Company’s common stock, the same number of shares underlying the Additional Notes, at a strike price that corresponds to the initial conversion price of the Additional Notes, and are exercisable upon conversion of the Additional Notes. The Additional Convertible Note Hedge Transactions will expire upon the maturity of the Additional Notes.

The Additional Convertible Note Hedge Transactions are expected generally to reduce the potential dilution to the Company’s common stock upon conversion of the Additional Notes and/or offset any cash payments in excess of the principal amount of the converted Additional Notes the Company is required to make in the event that the market value per share of the Company’s common stock, as measured under the Additional Convertible Note Hedge Transactions at the time of exercise, is greater than the strike price of the Additional Convertible Note Hedge Transactions.

The Additional Convertible Note Hedge Transactions are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Additional Notes. Holders of the Additional Notes will not have any rights with respect to the Additional Convertible Note Hedge Transactions. The foregoing description of the Additional Convertible Note Hedge Transactions is qualified in its entirety by the confirmations for the Additional Convertible Note Hedge Transactions attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Warrant Transactions

In addition, concurrently with entering into the Additional Convertible Note Hedge Transactions, on November 18, 2015 the Company separately entered into privately negotiated warrant transactions (the “Additional Warrants”), whereby the Company sold to the Counterparties warrants to acquire, collectively, subject to anti-dilution adjustments and the net share settlement provisions contained therein, 564,504 shares of the Company’s common stock at an initial strike price of $44.7125 per share, which represents a premium of 75% over the last reported sale price of the Company’s common stock of $25.55 on November 10, 2015. The Company received aggregate proceeds of approximately $1.8 million from the sale of the Additional Warrants to the Counterparties. The Additional Warrants have been sold in private placements to the Counterparties pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

If the market value per share of the Company’s common stock, as measured under the Additional Warrants, exceeds the strike price of the Additional Warrants, the Additional Warrants will have a dilutive effect on the Company’s earnings per share.

The Additional Warrants are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Additional Notes. Holders of the Additional Notes will not have any rights with respect to the Additional Warrants. The foregoing description of the Additional Warrants is qualified in its entirety by the confirmations for the Additional Warrant transactions attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On November 23, 2015, the Company issued a press release announcing the issuance of the Additional Notes. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Additional Convertible Note Hedge Confirmation, dated November 18, 2015, between Aceto Corporation and Wells Fargo Bank, National Association.

10.2	Additional Convertible Note Hedge Confirmation, dated November 18, 2015, between Aceto Corporation and JPMorgan Chase Bank, National Association.

10.3	Additional Warrant Confirmation, dated November 18, 2015, between Aceto Corporation and Wells Fargo Bank, National Association.

10.4	Additional Warrant Confirmation, dated November 18, 2015, between Aceto Corporation and JPMorgan Chase Bank, National Association.

99.1	Press Release, dated November 23, 2015, announcing the issuance of the Additional Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: November 23, 2015	By:	/s/ Salvatore Guccione
Salvatore Guccione
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Additional Convertible Note Hedge Confirmation, dated November 18, 2015, between Aceto Corporation and Wells Fargo Bank, National Association.

10.2	Additional Convertible Note Hedge Confirmation, dated November 18, 2015, between Aceto Corporation and JPMorgan Chase Bank, National Association.

10.3	Additional Warrant Confirmation, dated November 18, 2015, between Aceto Corporation and Wells Fargo Bank, National Association.

10.4	Additional Warrant Confirmation, dated November 18, 2015, between Aceto Corporation and JPMorgan Chase Bank, National Association.

99.1	Press Release, dated November 23, 2015, announcing the issuance of the Additional Notes.